Exhibit 10.4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”). A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2

TO

AMENDED AND RESTATED TURBINE SUPPLY AGREEMENT

and

AMENDED AND RESTATED WARRANTY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED TURBINE SUPPLY AGREEMENT and AMENDED AND RESTATED WARRANTY AGREEMENT (the “Amendment”) is entered into and effective as of April 22, 2009, by and between CLIPPER TURBINE WORKS, INC., a Delaware corporation (“Supplier”), and FIRST WIND ACQUISITION IV, LLC, a Delaware limited liability company, with a place of business c/o First Wind Energy, LLC, 85 Wells Ave., Suite 305, Newton, MA 02459 (“Purchaser”).

RECITALS

A.  Purchaser and Supplier are parties to an Amended and Restated Turbine Supply Agreement dated as of December 31, 2007 (as amended from time to time, the “Turbine Supply Agreement”).

B.   Purchaser and Supplier are parties to an Amended and Restated Warranty Agreement dated as of December 31, 2007 (as amended from time to time, the “Warranty Agreement”, and together with the Turbine Supply Agreement, the “Milford Agreements”).

C.    At Purchaser’s request, Supplier has re-routed twenty two (22) Towers it was obligated to deliver under the Turbine Supply Agreement to the Port of San Diego from the original destination of the Port of Houston, making it necessary to increase the Purchase Price by $*****.

D.    The parties hereto desire to amend the Milford Agreements, all on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Turbine Supply Agreement.

2.    Agreements and Amendments.

a.   Exhibits Bl and B2 to the Turbine Supply Agreement are hereby deleted and replaced in full with the new Exhibits Bl and B2 attached hereto on Schedule I.

b.   Exhibit L to the Turbine Supply Agreement is hereby deleted and replaced in full with the new Exhibit L attached hereto on Schedule II.

c.   The Recitals to the Turbine Supply Agreement are hereby deleted in their entirety and replaced in full as follows:

“WHEREAS, the Parties entered into a Turbine Supply Agreement dated as of October 18, 2006 pursuant to which Supplier was to sell and Purchaser was to purchase eighty (80) Clipper Windpower 2.5 MW “C-99” series wind turbines (the “Original Agreement”).

WHEREAS, the Parties have agreed to amend and restate the Original Agreement as provided herein, and to (i) enter into a separate turbine supply agreement for the purchase and sale of sixteen (16) Clipper Windpower 2.5 MW “C-96” series wind turbines and (ii) enter into a separate turbine supply agreement for the purchase and sale of six (6) Clipper Windpower 2.5 MW wind turbines.

WHEREAS, Purchaser desires to purchase, and Supplier desires to sell fifty eight (58) Clipper Windpower 2.5 MW “C-99” series wind turbine generators (each a “Turbine” and collectively, the “Turbines”), each consisting of the major Turbine Components and Ancillary Parts and Equipment (as set forth in Exhibit A hereto). Additionally, Purchaser, in connection with its purchase of the Turbines, desires to purchase and Supplier desires to provide the Commissioning Work (as defined in Appendix I hereto), all on the terms and subject to the conditions set forth herein.

WHEREAS, Purchaser shall incorporate the Turbines into a 203.5 MW wind power project being developed by Purchaser located in Milford, Utah (the “Project”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:”

d.   Notwithstanding anything to the contrary in Section 6.11 of the Warranty Agreement or Section 2.1.2 (c) of the Turbine Supply Agreement, the Parties hereby agree that, subject to completion of applicable escrow documentation and the acceptance of such materials by the Escrow Agent, within thirty (30) days of the date hereof, Supplier shall place into escrow with the Escrow Agent, the ***** (as defined in the Warranty Agreement) and the Spare Parts Drawings (as defined in the Turbine Supply Agreement).

e.   The first sentence of Section 3.1 of the Turbine Supply Agreement is hereby deleted and replaced in full as follows:

“For the Supply Items, SCADA System and Services, Purchaser shall pay to Supplier ***** ($*****) (the “Purchase Price”).

f.    Section 3.5 of the Turbine Supply Agreement is hereby amended by adding the following as the last sentence thereto:

“Upon Purchaser providing written confirmation from the agent to the Lenders ***** for the Project, the Parties agree that the Guaranty shall terminate and Supplier agrees to execute and deliver to Purchaser such other instruments and agreements and take such other action as Purchaser may reasonably request so as to more effectively evidence the termination of the Guaranty.”

g.   The second Recital in the Warranty Agreement is hereby deleted and replaced in full as follows:

“WHEREAS, the Parties have agreed to amend and restate the Original Agreement to provide warranty support for a fifty eight (58) wind turbine project as provided herein, and to (i) enter into a separate warranty agreement to provide warranty support for another sixteen (16) wind turbine project and (ii) enter into a separate warranty agreement to provide warranty support for an additional six (6) wind turbines.”

h.   Each Milford Agreement is hereby amended and modified as follows:

All references to “sixty four (64)” wind turbines in each of the Milford Agreements are hereby deleted and replaced in each instance with a reference to “fifty eight (58)” wind turbines, including, without limitation, the references to such terms in all exhibits, appendices or schedules to each of the Milford Agreements.

3.    Miscellaneous.

(a)    Each Milford Agreement as hereby amended remains in full force and effect.

(b)    The terms and provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

(b)    This Amendment may be executed by the Parties in one or more counterparts, all of which taken together, shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC.,
a Delaware corporation

By:	/s/ Robert Gates

Name:	Robert Gates

Title:	Sr. Vice President

FIRST WIND ACQUISITION IV, LLC,
a Delaware limited liability company

By:	/s/ Evelyn Lim

Name:

Title:

Schedule I

Exhibit B1 (Price) and
Exhibit B2 (Payment Schedule)

(attached)

EXHIBIT B1

PRICING

Amendment 2 Milford TSA Pricing (58 WTG)

Milford, UT Pricing

$	*****	*****
$	*****	*****
$	*****	*****
$	*****	*****
$	*****	*****
*****		*****
$	*****	*****
$	*****	*****
$	*****	*****
$	*****	Purchase Price

$	*****	Purchase Price per Turbine

Project and Turbine Size	# of Turbines	Purchase price (thousands)		Notes

Amendment 2 Milford TSA (58 WTG)	58	$	*****

Milestone	Approximate Months prior to Delivery of first Major Turbine Component	Payment Due Date	% of Purchase Price	Cumulative % of Purchase Price	Payment Amount (thousands)

Down Payment		Already paid	*****	*****	$	*****	*****

Progress Payment #1		Already paid	*****	*****	$	*****	*****

Progress Payment #2	6	Already paid	*****	*****	$	*****	*****

Progress Payment #3 - *****		December 30, 2008	*****	*****	$	*****	*****

Progress Payment #4		April 17, 2009	*****		$	*****	*****

Progress Payment #5 - *****		July 26, 2009	*****	*****	$	*****	*****

*****		August 30, 2009	*****	*****	$	*****	*****

		Total	*****		$	*****

Schedule II

Exhibit L

Delivery Schedule

(attached)

First Wind - Milford Component Availability Schedule - 58 Turbines

	Oct-08					November					December				January
Week #	40	41	42	43	44	45	46	47	48	49	50	51	52	1	2	3	4	5
Date	9/29	10/6	10/13	10/20	10/27	11/3	11/10	11/17	11/24	11/30	12/7	12/14	12/21	12/28	1/4	1/11	1/18	1/25
Blade US Arrival dates					2					7		13				17		22
Towers* *****				22
***** or *****
Balance of Turbine**			6	14	22
Blade sets are C99

	February				March					April				May
Week #	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22
Date	2/1	2/8	2/15	2/22	3/1	3/8	3/15	3/22	3/29	4/5	4/12	4/19	4/26	5/3	5/10	5/17	5/24
Blade US Arrival dates				25	30		32		36		39		45		51	55	58
Towers* *****
***** or *****				25	30		32		36		39		45		51	55	58
Balance of Turbine**				25	30		32		36		39		45		51	55	58
Blade sets are C99

*****